                                                                    Exhibit 10.1
                                                                    ------------

                            1997 STOCK OPTION PLAN
                                      OF
                                 MAXYGEN, INC.
                         (amended as of March 1, 2001)

     1.   PURPOSES OF THE PLAN
          --------------------

     The purposes of the 1997 Stock Option Plan (the "Plan") of Maxygen, Inc., a Delaware corporation (the "Company"), are to:

          (a) Encourage selected employees, directors and consultants to improve operations and increase profits of the Company;

          (b) Encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Affiliates; and

          (c) Increase the interest of selected employees, directors and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company (the "Common Stock").

     Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or "nonstatutory options" ("NSOs").

     2.   ELIGIBLE PERSONS
          ----------------

     Every person who at the date of grant of an Option is an employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NSOs or ISOs under this Plan. Every person who at the date of grant is a consultant to, or nonemployee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NSOs under this Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions of the Code. The term "employee" includes an officer or director who is an employee, of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

     3.   STOCK SUBJECT TO THIS PLAN
          --------------------------

     Subject to the provisions of Section 6.1.1 of the Plan, the total number of shares of stock which may be issued under options granted pursuant to this Plan shall be 9,000,000 shares of Common Stock plus an annual increase to be added on the first day of the Company's fiscal year beginning in fiscal year 2001, equal to the lesser of (i) 1,500,000 shares, (ii) 4% of the outstanding shares of capital stock on such date or (iii) an amount determined by the Board. The shares covered by the portion of any grant under the Plan that expire unexercised shall become available again for grants under the Plan.

     4.   ADMINISTRATION
          --------------

          4.1  General.  This Plan shall be administered by the Board of
               -------
Directors of the Company (the "Board") or, by a committee (the "Committee") of at least two Board members to which administration of the Plan, or of part of the Plan, is delegated (in either case, the "Administrator"). The Committee shall consist of Board members who are "non-employee directors" as defined under Rule 16b-3 promulgated by the Securities and Exchange Commission ("Rule 16b-3"), or any successor rule thereto. To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two of more "outside directors" within the meaning of Section 162(m) of the Code.

          4.2  Authority of Administrator.  Subject to the other provisions of
               --------------------------
this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the fair market value of the Common Stock subject to Options; (iii) to determine the exercise price of Options granted;
(iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee for any adverse amendment, to modify or amend any Option; (ix) to accelerate the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

          4.3  Interpretation by Administrator.  All questions of
               -------------------------------
interpretation, implementation, and application of this Plan shall be determined in its absolute discretion by the Administrator. Such determinations shall be final and binding on all persons.

          4.4  Rule 16b-3.  With respect to persons subject to Section 16 of the
               ----------
Exchange Act of 1934, as amended (the "Exchange Act"), if any, transactions under this Plan are intended to comply with the applicable conditions of Rule 16b-3, or any successor rule thereto. To the extent a transaction under this Plan or action by the Administrator fails to so comply, it shall, to the extent deemed advisable by the Administrator, be modified to comply with Rule 16b-3. Notwithstanding the above, it shall be the responsibility of such persons, not of the Company or the Administrator, to comply with the requirements of Section 16 of the Exchange Act; and neither the Company nor the Administrator shall be liable if this Plan or any transaction under this Plan fails to comply with the applicable conditions of Rule 16b-3 or any successor rule thereto, or if any such person incurs any liability under Section 16 of the Exchange Act.

     5.   GRANTING OF OPTIONS; OPTION AGREEMENT
          -------------------------------------

          5.1 No Options shall be granted under this Plan after ten years from the date of adoption of this Plan by the Board.

          5.2 Each Option shall be evidenced by a stock option agreement (the "Option Agreement"), in form satisfactory to the Company, executed by the Company and the person to whom such Option is granted. However, the failure by the Company or the optionee to execute the Option Agreement shall not invalidate the granting of an Option. The vesting of the Option shall nevertheless be subject to Section 6.1.3. For the purposes of this Section 5.2, execution of an Option Agreement shall include electronic acceptance of an electronic version of the Option Agreement.

          5.3 The Option Agreement shall specify whether each Option it evidences is an NSO or an ISO.

          5.4 Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options under this Plan to persons who are expected to become employees, directors or consultants of the Company, but are not employees, directors or consultants at the date of approval.

     6.   TERMS AND CONDITIONS OF OPTIONS
          -------------------------------

     Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1. NSOs shall be also subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.

          6.1  Terms and Conditions to Which All Options Are Subject.  Options
               -----------------------------------------------------
granted under this Plan shall be subject to the following terms and conditions:

               6.1.1     Changes in Capital. Subject to Section 6.1.2, if the
                         ------------------
stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its absolute discretion.

               6.1.2     Corporate Transactions.  In the event of the proposed
                         ----------------------
dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 15 days before consummation of the proposed action. To the extent not previously exercised, all Options will terminate immediately before the consummation of the proposed action. In the event of a merger or consolidation of the Company with or into another entity in which the Company is not a surviving entity or in which the stockholders of the Company just before that transaction do not, by virtue of those holdings, own securities representing at least 50 percent of the ordinary voting power of the Company immediately after that transaction, or in the event of a sale of all or substantially all of the assets of the Company in which the stockholders of the Company receive securities of the acquiring entity or an affiliate thereof: (a) if the successor entity so chooses, it shall assume the Options or issue equivalent options when the transaction is consummated or (b) if the successor entity chooses not to do that, then the Options shall be fully vested and exercisable for a period of 15 days after the date notice is given under this
Section 6.1.2 and shall terminate upon expiration of that 15-day period.

               6.1.3     Time of Option Exercise. Subject to Section 5 and
                         -----------------------
Section 6.3.4, Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the Option Agreement granting the Option, or (b) in accordance with a schedule related to the date of the grant of the Option, the date of first employment, or such other date as may be set by the Administrator (in any case, the "Vesting Base Date") and specified in the Option Agreement relating to such Option. Options granted hereunder may vest, subject to reasonable conditions such as continued employment, at any time or during any period established by the Board or the Administrator in accordance with the Plan.

               6.1.4     Option Grant Date. Except in the case of advance
                         -----------------
approvals described in Section 5.4, the date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant.

               6.1.5     Nonassignability of Option Rights. Except as otherwise
                         ---------------------------------
determined by the Administrator and expressly set forth in the Option Agreement, no Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution. During the life of the optionee, except as otherwise determined by the Administrator and expressly set forth in the Option Agreement, an Option shall be exercisable only by the optionee.

               6.1.6     Payment.  Except as provided below, payment in full, in
                         -------
cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. At the time an Option is granted or exercised, the Administrator, in the exercise of its absolute discretion after considering any tax or accounting consequences, may authorize any one or more additional methods of payment that are permitted by applicable law including one or more of the following additional methods of payment:

                         (a)  Acceptance of the optionee's full recourse
promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate required for the Company to avoid incurring a financial accounting charge with respect to the Option and in no event more than the maximum interest rate allowed under applicable usury laws), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company); and

                         (b)  Delivery by the optionee of Common Stock already
owned by the optionee for all or part of the Option price, provided the value (determined as set forth in Section 6.1.11) of such Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock; provided, however, that if an optionee has exercised any portion of any Option granted by the Company by delivery of Common Stock, the optionee may not, within six months following such exercise, exercise any Option granted under this Plan by delivery of Common Stock without the consent of the Administrator.

               6.1.7     Termination of Employment.
                         -------------------------

                         (a)  If, for any reason other than death, disability or
"cause" (as defined below), an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within 90 days of the date of such Termination, or such other period of not less than 30 days after the date of such Termination as is specified in the Option Agreement (but in no event after the Expiration
Date).

                         (b)  If an optionee dies or becomes disabled (within
the meaning of Section 22(c)(3) of the Code) while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within 12 months after the death or 12 months after the disability of the optionee, or such other period of not less than six months from the date of Termination as is specified in the Option Agreement (but in no event after the Expiration Date).

                         (c)  If an optionee is terminated for "cause," all
Options then held shall terminate and no longer be exercisable as of the date of Termination.

                         (d)  For purposes of this Section 6.1.7, "employment"
includes service as a director or as a consultant.

                         (e)  For purposes of this Section 6.1.7, an optionee's
employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

                         (f)  For purposes of this Section 6.1.7, "cause" shall
mean Termination (i) by reason of optionee's commission of a felony, misdemeanor or other illegal conduct involving dishonesty, fraud or other matters of moral turpitude, (ii) by reason of optionee's dishonesty towards, fraud upon, or deliberate injury or attempted injury to the Company or any of its Affiliates, or (iii) by reason of optionee's willfully engaging in misconduct which is materially and demonstrably injurious to the Company or any of its Affiliates.

               6.1.8     Repurchase of Stock. At the option of the
                         -------------------
Administrator, the stock to be delivered pursuant to the exercise of any unvested Option previously granted to an employee, director or consultant under this Plan may be subject to a right of repurchase in favor of the Company with respect to any employee, or director or consultant whose employment, or director or consulting relationship with the Company is terminated. Such right of repurchase shall be exercisable as the Administrator may determine in the grant of option at the Option exercise price and shall lapse at the applicable vesting rate and must be exercised for cash or cancellation of purchase money indebtedness within 90 days after such termination of employment (or in the case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise).

     In addition to the restrictions set forth above, the shares held by an officer, director or consultant of the issuer or an affiliate of the issuer may be subject to additional or greater restrictions, at the absolute discretion of the Administrator and as specified in the applicable option agreement.

               6.1.9     Withholding and Employment Taxes. At the time of
                         --------------------------------
exercise of an Option or at such other time as the amount of such obligations becomes determinable (the "Tax Date"), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. If authorized by the Administrator in its absolute discretion, after considering any tax or accounting consequences, an optionee may elect to (i) deliver a full recourse promissory note on such terms as the Administrator deems appropriate, (ii) tender to the Company previously owned shares of Stock or other securities of the Company, or (iii) have shares of Common Stock which are acquired upon exercise of the Option withheld by the Company to pay some or all of the amount of tax that is required by law to be withheld by the Company as a result of the exercise of such Option, but only up to the minimum amount required to be withheld, and in no event any more. Any election pursuant to clause (ii) above, where the optionee is tendering Common Stock issued pursuant to the exercise of an Option, shall require that such shares have been held at least six months prior to the Tax Date. Any securities tendered or withheld in accordance with this Section 6.1.9 shall be valued by the Company as of the Tax Date.

               6.1.10    Other Provisions. Each Option granted under this Plan
                         ----------------
may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code.

               6.1.11    Determination of Value. For purposes of the Plan, the
                         ----------------------
value of Common Stock or other securities of the Company shall be determined as follows:

                         (a)  If the stock of the Company is listed on any
established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, its fair market value shall be the closing sales price for such stock or the closing bid if no sales were reported, as quoted on such system or exchange (or the largest such exchange) for the date the value is to be determined (or if there are no sales for such date, then for the last preceding business day on which there were sales), as reported in the Wall Street Journal or similar publication.
-------------------

                         (b)  If the stock of the Company is regularly quoted by
a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

                         (c)  In the absence of an established market for the
stock, the fair market value thereof shall be determined in good faith by the Administrator, by consideration of such factors as the Administrator in its discretion deems appropriate among the recent issue price of other securities of the Company, the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business.

               6.1.12    Option Term. Subject to Section 6.3.5, no Option shall
                         -----------
be exercisable more than ten years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the Option Agreement is referred to in this Plan as the "Expiration Date").

          6.2  Terms and Conditions to Which Only NSOs Are Subject.  Except as
               ---------------------------------------------------
set forth in Section 6.1.13, the exercise price of a NSO shall be not less than 85% of the fair market value (determined in accordance with Section 6.1.11) of the stock subject to the Option on the date of grant.

          6.3  Terms and Conditions to Which Only ISOs Are Subject. Options
               ---------------------------------------------------
granted under this Plan that are designated as ISOs shall be subject to the following terms and conditions:

               6.3.1     Exercise Price. The exercise price of any ISO granted
                         --------------
to any person who owns, directly or by attribution under the Code (currently
Section 424(d)), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "Ten Percent Stockholder") shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.11) of the stock covered by the Option at the time the Option is granted.

               6.3.2     Disqualifying Dispositions. If stock acquired by
                         --------------------------
exercise of an ISO granted pursuant to this Plan is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code, the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

               6.3.3     Grant Date.  If an ISO is granted in anticipation of
                         ----------
employment as provided in Section 5.4, the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

               6.3.4     Vesting. Notwithstanding any other provision of this
                         -------
Plan, ISOs granted under all incentive stock option plans of the Company and its subsidiaries may not "vest" for more than $100,000 in fair market value of stock (measured on the grant dates(s)) in any calendar year. For purposes of the preceding sentence, an option

"vests" when it first becomes exercisable. If, by their terms, such ISOs taken together would vest to a greater extent in a calendar year, and unless otherwise provided by the Administrator, ISOs with lower exercise prices shall vest before ISOs with higher exercise prices, regardless of the grant date.

               6.3.5     Term. Notwithstanding Section 6.1.12, no ISO granted to
                         ----
any Ten Percent Stockholder shall be exercisable more than five years after the date of grant.

     7.   MANNER OF EXERCISE
          ------------------

          7.1 An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price as provided in Section 6.1.6. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

          7.2 Promptly after receipt of written notice of exercise of an Option, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock or, in lieu of a certificate, electronic or paper notification of share ownership in a brokerage account. An optionee or permitted transferee of an optionee shall not have any privileges as a stockholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

     8.   EMPLOYMENT OR CONSULTING RELATIONSHIP
          -------------------------------------

     Nothing in this Plan or any Option granted thereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

     9.   CONDITIONS UPON ISSUANCE OF SHARES
          ----------------------------------

     Shares of Common Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act").

     10.  NONEXCLUSIVITY OF THE PLAN
          --------------------------

     The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

     11.  AMENDMENTS TO PLAN
          ------------------

     The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes, or (b) the Board otherwise concludes that stockholder approval is advisable.

     12.  EFFECTIVE DATE OF PLAN
          ----------------------

     This Plan shall become effective upon adoption by the Board provided, however, that no Option shall be exercisable unless and until written consent of the stockholders of the Company, or approval of stockholders of the Company voting at a validly called stockholders' meeting, is obtained within 12 months after adoption by the Board. If such stockholder approval is not obtained within such time, Options granted hereunder shall terminate and be of no force and effect from and after expiration of such 12-month period. Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws.


Plan adopted by the Board of Directors on March 1, 1997
Amendment to Plan approved by the Board of Directors on April 10, 2000 Amendment to Plan approved by the Board of Directors on March 1, 2001

Plan approved by Stockholders on March 30, 1997
Amendment to Plan approved by Stockholders on May 25, 2000

                                 MAXYGEN, INC.
                             1997 STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT

          This document sets forth the terms of a Stock Option (the "Option") granted by Maxygen, Inc., a Delaware corporation (the "Company"), pursuant to a Certificate of Stock Option Grant (the "Certificate") displayed at the website of AST StockPlan, Inc. The Certificate, which specifies the person to whom the Option is granted ("Optionee") and other specific details of the grant, and the electronic acceptance of the Certificate at the website of AST StockPlan, Inc., are incorporated herein by reference.

          THE PARTIES AGREE AS FOLLOWS:

          1.  Grant of Option; Vesting Base Date.
              ----------------------------------

               1.1.  Grant.  The Company hereby grants to Optionee an
                     -----
opportunity to purchase shares of its Common Stock in accordance with the Company's 1997 Stock Option Plan as amended (the "Plan") as hereinafter provided.

               1.2.  Vesting Base Date.  The parties hereby establish the date
                     -----------------
set forth in the Certificate as the Vesting Base Date (as defined below).

               1.3.  Type of Option.  The Option shall be either an "incentive
                     --------------
stock option" or a "nonstatutory option" as set forth in the Certificate.

               1.4. Number of Option Shares.  The number of shares of Company
                    -----------------------
Common Stock underlying the Option (the "Option Shares") is as set forth in the Certificate. However, if the Option is intended to be an incentive stock option, to the extent that it exceeds the $100,000 rule of Section 422(d) of the Internal Revenue Code it shall be treated as a nonstatutory stock option.

     2.   Exercise Price.  The exercise price for purchase of each share of
          --------------
Common Stock covered by this Option shall be the price set forth in the Certificate.

     3.   Term.  Unless otherwise specified in the Certificate, this Option
          ----
shall expire as provided in Section 6.1.12 of the Plan.

     4.   Adjustment of Options.  The Company shall adjust the number and kind
          ---------------------
of shares and the exercise price thereof in certain circumstances in accordance with the provisions of Section 6.1.1 and Section 6.1.2 of the Plan.

     5.   Exercise of Options.
          -------------------

          5.1. Vesting; Time of Exercise.  This option shall vest and be
               -------------------------
exercisable according to the schedule set forth in the Certificate. Such schedule shall commence as of the date set forth in the Certificate (the "Vesting Base Date").

          5.2. Exercise After Termination of Status as an Employee, Director or
               ----------------------------------------------------------------
Consultant.  In the event of termination of Optionee's continuous status as an
----------
employee, director or consultant, this Option may be exercised only in accordance with the provisions of Section 6.1.7 of the Plan.

          5.3. Manner of Exercise.  Optionee may exercise this Option, or any
               ------------------
portion of this Option, by giving written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Plan Administrator, accompanied by payment of the exercise price and payment of any applicable withholding or employment taxes. The date the Company receives written notice of an exercise hereunder accompanied by payment will be considered as the date this Option was exercised.

          5.4. Payment.  Except as otherwise provided in the Certificate,
               -------
payment of the exercise price per share is due in full upon exercise of all or any part of each installment that has accrued to Optionee. Optionee may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives: (i) payment of the exercise price per share in cash (including check) at the time of exercise,
(ii) payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Option Shares, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds, (iii) provided that at the time of exercise the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of already-owned shares of Common Stock, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at its fair market value on the date of exercise, or (iv) payment by a combination of the methods of payment permitted by subparagraphs 5.4(i) through 5.4(iii) above. The proceeds of any payment shall constitute general funds of the Company.

          5.5. Delivery of Certificate/Notice of Share Ownership.  Promptly
               -------------------------------------------------
after receipt of written notice of exercise of the Option, the Company shall instruct its transfer agent to deliver to Optionee a certificate or certificates for the requisite number of Option Shares or, in lieu thereof, paper or electronic notification of share ownership in Optionee's brokerage account. The Optionee shall not have any privileges as a stockholder of the Company with respect to any Option Shares covered by the Option until the date of issuance of the stock certificate or notice of share ownership for those Option Shares.

     6.   Nonassignability of Option.  This Option is not assignable or
          --------------------------
transferable by Optionee except by will or by the laws of descent and distribution. During the life of Optionee, the Option is exercisable only by Optionee. Any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of this Option in a manner not herein permitted, and any levy of execution, attachment, or similar process on this Option, shall be null and void.

     7.   Restriction on Issuance of Shares.
          ---------------------------------

          7.1. Legality of Issuance.  The Company shall not be obligated to sell
               --------------------
or issue any Option Shares pursuant to this Agreement if such sale or issuance, in the opinion of the

Company or its counsel, might constitute a violation by the Company of any provision of law, including without limitation the provisions of the Securities Act of 1933, as amended (the "Securities Act").

          7.2. Compliance with Law.  The Company shall not be obligated to take
               -------------------
any affirmative action in order to cause the grant or exercise of this Option or the issuance or sale of any Option Shares pursuant thereto to comply with any law.

     8.   Restriction on Transfer.  Regardless of whether the sale of the Option
          -----------------------
Shares has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge or other transfer of Option Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and the Company's counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law.

     9.   Stock Certificate.  Stock certificates evidencing Option Shares may
          -----------------
bear such restrictive legends as the Company and the Company's counsel deem necessary or advisable under applicable law or pursuant to this Agreement.

     10.  Disqualifying Dispositions.  In the event that the Option is an
          --------------------------
incentive stock option as specified in the Certificate, if stock acquired by exercise of the Option is disposed of within two years after the grant date (as set forth in the Certificate) or within one year after date of such exercise (as determined under Section 5.3 of this Agreement), Optionee immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require.

     11.  Assignment; Binding Effect.  Subject to the limitations on assignment
          --------------------------
set forth in this Agreement, this Agreement shall be binding upon and inure to the benefit of the executors, administrators, heirs, legal representatives, and successors of the parties hereto.

     12.  Damages.  Optionee shall be liable to the Company for all costs and
          -------
damages, including incidental and consequential damages, resulting from a disposition of Option Shares that is not in conformity with the provisions of this Agreement.

     13.  Governing Law.  This Agreement shall be governed by, and construed in
          -------------
accordance with, the laws of the State of California excluding those laws that direct the application of the laws of another jurisdiction.

     14.  Notices.  All notices and other communications under this Agreement
          -------
shall be in writing or posted electronically on the AST Stockplan website. Unless and until Optionee is notified in writing to the contrary, all notices, communications, and documents directed to the Company and related to the Agreement shall be delivered to:

          Maxygen, Inc.
          515 Galveston Drive
          Redwood City, CA  94063
          Attention:  General Counsel

Unless and until the Company is notified in writing to the contrary, all notices, communications, and documents directed to Optionee and related to this Agreement shall be mailed to Optionee's last known address as shown on the Company's books or posted electronically on the AST Stockplan website. Notices and communications shall be delivered by hand, mailed by first class mail, postage prepaid, sent by reputable overnight courier or posted electronically on the AST Stockplan website. All mailings and deliveries related to this Agreement shall be deemed received when actually received, if by hand delivery, two business days after mailing, if by mail, the next business day after being sent by reputable overnight courier, or 30 days after the date of posting for notices posted electronically on the AST Stockplan website.

     IN WITNESS WHEREOF, the parties have entered into this Stock Option Agreement as of the grant date set forth in the Certificate.

                              MAXYGEN, INC.

     Optionee accepts and agrees to be bound by all the terms and conditions of this Agreement and the Plan.